SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 31, 1999



                       SOUTHERN CALIFORNIA EDISON COMPANY
             (Exact name of registrant as specified in its charter)



              CALIFORNIA                    001-2313             95-1240335
  (State of principal jurisdiction of    (Commission file     (I.R.S. employer
    incorporation of organization)           number)         identification no.)



                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)

                                  626-302-1212
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On March 31, 1999, Southern California Edison Company agreed to sell $300,000,000 aggregate principal amount of its 6.65% Notes, Due 2029 ("Notes"). For further information concerning the Notes, refer to the exhibits contained in this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit
Number                              Description
---------                           -----------

1.        Underwriting Agreement dated March 31, 1999

4.1       Indenture dated as of January 15, 1993 (File No. 1-2313
          Form 8-K dated January 28, 1993)*

4.2       Authorized Officer's Certificate of Southern California Edison Company

5.        Opinion of Counsel

12.       Ratio of Earnings to Fixed Charges

25.       Form T-1.  Statement of Eligibility

-------------------------
*     Incorporated by reference pursuant to Rule 411.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOUTHERN CALIFORNIA EDISON COMPANY
                                       (Registrant)



                                                  KENNETH S. STEWART
                                      -----------------------------------------
                                                  KENNETH S. STEWART
                                               Assistant General Counsel


April 1, 1999